SUB-ITEM 77M



At the close of business of March 27, 2015, the MFS Core Equity Portfolio, a series of MFS Variable Insurance Trust II (the "Trust"), acquired all of the assets of the MFS Core Equity Series (the "Acquired Fund"), a series of MFS Variable Insurance Trust. The circumstances and details of this transaction are described in the Trust's Registration Statement on Form N-14 on behalf of the MFS Core Equity Portfolio (File No. 333-200816), as filed with the Securities and Exchange Commission via EDGAR on December 9, 2014, under Rule 488 under the
Securities Act of 1933.   Such description is incorporated herein by reference.

The Acquired Fund has ceased to be an investment company as defined in the Investment Company Act of 1940.



At the close of business of March 27, 2015, the MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II (the "Trust"), acquired all of the assets of the MFS Investors Growth Stock Series (the "Acquired Fund"), a series of MFS Variable Insurance Trust. The circumstances and details of this transaction are described in the Trust's Registration Statement on Form N-14 on behalf of the MFS Massachusetts Investors Growth Stock Portfolio (File No. 333-200821), as filed with the Securities and Exchange Commission via EDGAR on December 9, 2014, under Rule 488 under the
Securities Act of 1933.   Such description is incorporated herein by reference.

The Acquired Fund has ceased to be an investment company as defined in the Investment Company Act of 1940.


At the close of business of March 27, 2015, the MFS Research International Portfolio, a series of MFS Variable Insurance Trust II (the "Trust"), acquired all of the assets of the MFS Research International Series (the "Acquired Fund"), a series of MFS Variable Insurance Trust. The circumstances and details of this transaction are described in the Trust's Registration Statement on Form N-14 on behalf of the MFS Research International Portfolio (File No. 333-200817), as filed with the Securities and Exchange Commission via EDGAR on December 9, 2014, under Rule 488 under the Securities Act of 1933. Such description is incorporated herein by reference.

The Acquired Fund has ceased to be an investment company as defined in the Investment Company Act of 1940.